Pepco Holdings, Inc.
Executive and Director Deferred Compensation Plan
ELECTION REGARDING PAYMENT OF DIRECTOR RETAINER/FEES
The undersigned Director of Pepco Holdings, Inc. (the "Company") hereby agrees as follows:
(1)

I make the elections designated below for payment of the annual retainer or any other Director Committee Chairman retainers and/or fees which would otherwise be payable in cash to me until I notify the Company of a change. I understand that if I elect to defer receipt of Common Stock, it will be credited when earned in the form of phantom stock to my Account under the Executive and Director Deferred Compensation Plan (the "Deferred Compensation Plan"). Dividends thereon will be credited to my Account in the form of additional shares of phantom stock.

(2) I.	First 50% of Retainer:
With respect to the first 50% of the annual retainer fee which a Director must receive in the form of Common Stock of Pepco Holdings, Inc.
	(a) ____%	as Pepco Holdings, Inc. Common Stock to be issued when earned. I direct that the Stock be registered as follows:
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	(b) ____%	credited as phantom shares to my account under the Deferred Compensation Plan.
Note: (a) and (b) must total to 100%
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II.	Balance of Retainer:
	(a) ____%	as Pepco Holdings, Inc. Common Stock to be issued when earned.
	(b) ____%	payable in cash (by check or direct deposit).
	(c) ____%	credited as phantom stock to my account under the Deferred Compensation Plan.
	(d) ____%	deferred to my other elected invested accounts(s) under the Deferred Compensation Plan.
Note: (a), (b), (c) and (d) must total to 100%
III.	Committee Chairman Retainer:
	(a) ____%	as Pepco Holdings, Inc. Common Stock to be issued when earned.
	(b) ____%	payable in cash (by check or direct deposit).
	(c) ____%	credited as phantom stock to my account under the Deferred Compensation Plan.
	(d) ____%	deferred to my other elected invested accounts(s) under the Deferred Compensation Plan.
Note: (a), (b), (c) and (d) must total to 100%
IV.	Meeting Fees:
	(a) ____%	as Pepco Holdings, Inc. Common Stock to be issued when earned.
	(b) ____%	payable in cash (by check or direct deposit).
	(c) ____%	credited as phantom stock to my account under the Deferred Compensation Plan.
	(d) ____%	deferred to my other elected invested accounts(s) under the Deferred Compensation Plan.
Note: (a), (b), (c) and (d) must total to 100%
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(3)	If I elect to defer any of my retainer and/or meeting fees, the following must be completed:
Payment Instructions
I elect to have the above-referenced deferred amounts paid to me (check one):
	(i) ______	On the first day of the month following my separation from the Company's service as a Director.
	(ii) ______	On January 31 of the calendar year following my separation from the Company's service as a Director.
	(iii) ______	On January 31 of the calendar year following my attainment of age ____ or separation from the Company's service as a Director.
	(iv) ______	On January 31 of ________. (Note: The designated year may not be earlier than 20__.)
Manner of Payment
Benefits deferred under the Plan shall be paid to me (or, if applicable, my beneficiary) in the following manner (check one):
	_______	In a lump sum.
	_______	In annual installments over ___________ (two through fifteen) years.
	_______	In monthly installments over ______________ (twenty-four through one hundred and eighty) months.
(4)	I understand that if I die during active service, my beneficiary shall receive an amount equal to two times my account balance resulting from deferrals under this Agreement.
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(5)	Beneficiary:
I designate the following Beneficiary (or Beneficiaries) to receive any benefits due under the Plan in the event of my death (specify full name, relationship and address):
	Primary:	__________________________________________________
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	Contingent:	__________________________________________________
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IN WITNESS WHEREOF, the undersigned has executed this Election effective for all purposes as of the _____ day of ______________, 20___.
__________________________________ Signature
__________________________________ Name (Please Print)
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